                                                                    EXHIBIT 99.1

                              FORBEARANCE AGREEMENT

     This FORBEARANCE AGREEMENT ("Agreement"), dated as of March 7, 2002, is among INTERVOICE-BRITE, INC. (formerly InterVoice, Inc.; "Parent"), BRITE VOICE SYSTEMS, INC. (successor by merger to InterVoice Acquisition Subsidiary III, Inc.; "Borrower"), BANK OF AMERICA, NATIONAL ASSOCIATION (successor by merger to Bank of America National Trust and Savings Association) in its capacity as administrative agent ("Agent"), and the Lenders party hereto.

                                    RECITALS:

     A. Parent, Borrower, Agent, and the Lenders have entered into that certain Credit Agreement, dated as of June 1, 1999 (as amended, the "Credit Agreement").

     B. Parent and Borrower have notified Agent and the Lenders that an Event of Default (as defined in the Credit Agreement) has occurred under Section 12.2 of the Credit Agreement as a result of Parent's failure to comply with the covenant set forth therein as of February 28, 2002 and for the four (4) Fiscal Quarter period then ending (the "Existing Default").

     C. Parent and Borrower have requested that Agent and the Lenders forbear from exercising their available rights and remedies arising as a result of the Existing Default. Parent and Borrower have also requested that Borrower be able to continue to request and receive Revolving Loans under the Credit Agreement notwithstanding the Existing Default.

                                   AGREEMENTS:

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1

                                   Definitions

     Section 1.1 Definitions. Capitalized terms used in this Agreement, to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement, as amended hereby.

                                    ARTICLE 2

                             Forbearance Provisions

     Section 2.1 Forbearance ; Continued Extension of Credit; Borrower Agreements. Subject to the terms and provisions of this Agreement, Agent and the Lenders agree to forbear until March 31, 2002 (the "Expiry Date") from exercising their available rights and remedies under the Credit

FORBEARANCE AGREEMENT - Page 1
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Agreement and the other Loan Documents arising as a result of the Existing
Default (the "Forbearance"). Notwithstanding that pursuant to Section 8.3(a) of the Credit Agreement the Lenders have no obligation to do so as a result of the Existing Default, the Lenders agree, subject to the terms of this Agreement and the Credit Agreement, to continue to make Revolving Loans pursuant to the Credit Agreement until the Termination Date (as defined below), provided that for purposes of the foregoing obligation to continue to make Revolving Loans (but excluding any other purposes under the Credit Agreement including, without limitation, calculation of fees pursuant to Section 4.6 of the Credit Agreement), the aggregate amount of the Revolving Commitments shall not exceed $12,000,000 (any advance made pursuant to this sentence, herein a "Default Advance"). As a result of the Existing Default, Borrower shall not be permitted to request Libor Accounts, Continue Libor Accounts, or Convert Base Rate Accounts to Libor Accounts.

     Section 2.2 Termination of Forbearance. This Agreement does not constitute a waiver or forbearance with respect to any Default other than the Existing Default. In the event that prior to the Expiry Date any further Defaults occur under the Credit Agreement (i.e., other than the Existing Default), then Agent and the Lenders shall have the option, at their sole discretion and without notice to Parent or Borrower, to stop making Default Advances, terminate the Forbearance, and exercise any and all of the rights and remedies available to Agent and the Lenders under the Loan Documents or otherwise arising as a result thereof (the earlier of the Expiry Date or the date the Forbearance is terminated under this Section 2.2, herein the "Termination Date").

     Section 2.3 No Waivers. Parent and Borrower agree that by entering into this Agreement, neither Agent nor any Lender waives, beyond the Termination Date, any rights or remedies it may have with respect to the Existing Default and that the Existing Default may be asserted after the Termination Date. After the Termination Date, Agent and the Lenders may pursue all rights and remedies arising as a result of the Existing Default without notice of any kind to Parent and Borrower.

     Section 2.4 Tolling. All periods of limitations specified by statutes and all defenses of laches or waiver as to any Existing Default will be tolled and otherwise suspended during the period from the date hereof through the date which is ninety (90) days after the Termination Date.

                                    ARTICLE 3

                              Conditions Precedent

     Section 3.1 Conditions. The effectiveness of the Forbearance is subject to the satisfaction of the following conditions precedent:

          (a) The representations and warranties contained herein and in all other Loan Documents shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except with respect to existence of the Existing Default or for such representations and warranties limited by their terms to a specific date;

FORBEARANCE AGREEMENT - Page 2
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          (b) Borrower shall have paid to Agent, for the benefit of each Lender providing to Agent its executed signature page hereto on or before 12:00 noon (Dallas, Texas time) March 7, 2002, a fee in an amount equal to one-eighth percent (0.125%) of each such Lender's outstanding Term Loans and Revolving Commitment (as adjusted for the reduction in Revolving Commitments during the term of the Forbearance as specified in Section 2.1 of this Agreement);

          (c) No Default, other than the Existing Default, shall have occurred and be continuing; and

          (d) All proceedings taken in connection with the transactions contemplated by this Agreement and all documentation and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel.

                                    ARTICLE 4

            Ratification; Release; and Representations and Warranties

     Section 4.1 Ratification. The terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each of Parent, Borrower, Agent, and the Lenders agree that the Credit Agreement and the other Loan Documents shall continue to be legal, valid, binding, and enforceable in accordance with their respective terms. Parent and Borrower agree to strictly comply with the terms of the Loan Documents.

     Section 4.2 Release. TO INDUCE AGENT AND THE LENDERS TO AGREE TO THE TERMS OF THIS AGREEMENT, PARENT AND BORROWER REPRESENT AND WARRANT THAT AS OF THE DATE OF THIS AGREEMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO THEIR RESPECTIVE OBLIGATIONS UNDER THE LOAN DOCUMENTS, AND WAIVE ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES, OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF THIS AGREEMENT AND RELEASE AND DISCHARGE AGENT AND THE LENDERS, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES, AND ATTORNEYS (COLLECTIVELY THE "RELEASED PARTIES") FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION, OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH PARENT OR BORROWER NOW HAS OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

     Section 4.3 Representations and Warranties. Parent and Borrower hereby represent and warrant to Agent and the Lenders as follows: (a) except for the Existing Default, no Default or Event of Default has occurred and is continuing;
(b) subject to the existence of the Existing Default, the representations and warranties set forth in the Loan Documents are true and correct in all material

FORBEARANCE AGREEMENT - Page 3
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respects on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date; (c) the execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of Parent and Borrower and does not and will not: (i) violate any provision of law applicable to Parent or Borrower, the certificate of incorporation, bylaws, or other applicable governing document of Parent or Borrower or any order, judgment, or decree of any court or agency of government binding upon Parent or Borrower; (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of Parent or Borrower; (iii) result in or require the creation or imposition of any material Lien upon any of the assets of Parent or Borrower; or (iv) require any approval or consent of any Person under any material contractual obligation of Parent or Borrower; (d) the articles of incorporation, bylaws,, or other applicable governing document of Parent and Borrower and the resolutions of Parent and Borrower attached to the Corporate Certificate of each of Parent and Borrower delivered in connection with the Credit Agreement have not been modified or rescinded and remain in full force and effect, and (e) the principal amount of the Outstanding Revolving Credit and outstanding Term Loans as of March 6, 2002 is as set forth below opposite the applicable Loan:

                      Loan                             Principal Amount
                      ----                             ----------------

           Outstanding Revolving Credit                $ 7,505,000.00

           Term Loans                                  $22,479,855.20

                                    ARTICLE 5

                                  Miscellaneous

     Section 5.1 Governing Law; Venue; Service of Process. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE U.S. ANY ACTION OR PROCEEDING AGAINST PARENT OR BORROWER UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN ANY TEXAS STATE COURT LOCATED IN DALLAS COUNTY, TEXAS OR FEDERAL COURT IN THE NORTHERN DISTRICT OF TEXAS. EACH OF PARENT AND BORROWER IRREVOCABLY (a) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (b) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. EACH OF PARENT AND BORROWER AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED OR DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 16.13 OF THE CREDIT AGREEMENT. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL AFFECT THE RIGHT OF AGENT OR ANY LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT

FORBEARANCE AGREEMENT - Page 4
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OF AGENT OR ANY LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST PARENT OR
BORROWER OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER JURISDICTIONS. ANY ACTION OR PROCEEDING BY ANY LOAN PARTY AGAINST AGENT OR ANY LENDER SHALL BE BROUGHT ONLY IN A COURT LOCATED IN DALLAS COUNTY, TEXAS.

     Section 5.2 Successors and Assigns. This Agreement shall inure to the benefit of and is binding upon Borrower, Parent, Agent, the Lenders, and their respective successors and assigns, except neither Parent nor Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders.

     Section 5.3 Counterparts. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

     Section 5.4 Effect of Waiver. No consent or waiver, express or implied, by Agent or any Lender to or for any breach of or deviation from any covenant, condition, or duty by Parent or Borrower shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition, or duty.

     Section 5.5 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section 5.6 Cumulative Remedies; No Election. The rights and remedies provided for in this Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by law. The exercise by Agent or any Lender of any right or remedy under this Agreement or under any other Loan Document or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

     Section 5.7 Entire Agreement; Amendment. THIS AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an agreement in writing signed by the parties hereto.

     Section 5.8 Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

FORBEARANCE AGREEMENT - Page 5
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     Section 5.9 Survival. All representations and warranties made in this
Agreement shall survive the execution and delivery of this Agreement and no investigation by Agent or any Lender or any closing shall effect the representations and warranties of the right of Agent and the Lenders to rely upon them.

     Section 5.10 Construction. Parent and Borrower acknowledge that each of them has had the benefit of legal counsel of its own choice and had been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed if jointly drafted by the parties hereto.

     Section 5.11 Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OF THE LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

     Section 5.12 Expenses. In accordance with the Credit Agreement, Borrower agrees to pay on demand all attorneys fees and other costs and expenses incurred by Agent and the Lenders in connection with this Agreement.

                  [Remainder of page intentionally left blank]

FORBEARANCE AGREEMENT - Page 6

     Executed as of the date first written above.

                                       BORROWER:

                                       BRITE VOICE SYSTEMS, INC.

                                       By: /s/ ROB-ROY J. GRAHAM
                                           -------------------------------------
                                       Name: Rob-Roy J. Graham
                                             -----------------------------------
                                       Title: Chief Financial Officer
                                              ----------------------------------

                                       PARENT:

                                       INTERVOICE-BRITE, INC.

                                       By: /s/ ROB-ROY J. GRAHAM
                                           -------------------------------------
                                       Name: Rob-Roy J. Graham
                                             -----------------------------------
                                       Title: Chief Financial Officer
                                              ----------------------------------

                                       AGENT and ISSUING BANK:

                                       BANK OF AMERICA, NATIONAL
                                       ASSOCIATION (successor by merger to Bank of America National Trust and Savings Association), as Agent

                                       By: /s/ DOUGLAS T. MECKELNBURG
                                           -------------------------------------
                                       Name: Douglas T. Meckelnburg
                                             -----------------------------------
                                       Title: Vice President
                                              ----------------------------------

FORBEARANCE AGREEMENT - Page 7
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                                       LENDERS:

                                       BANK OF AMERICA, NATIONAL ASSOCIATION
                                       (successor by merger to Bank
                                       of America National Trust and Savings
                                       Association)

                                       By: /s/ DOUGLAS T. MECKELNBURG
                                           -------------------------------------
                                       Name: Douglas T. Meckelnburg
                                             -----------------------------------
                                       Title: Vice President
                                              ----------------------------------

FORBEARANCE AGREEMENT - Page 8

                                       BANK ONE, TEXAS, N.A.

                                       By: /s/ BURTON FRENCH
                                           -------------------------------------
                                       Name: Burton French
                                             -----------------------------------
                                       Title: First Vice President
                                              ----------------------------------

FORBEARANCE AGREEMENT - Page 9

                                       U.S. BANK NATIONAL ASSOCIATION

                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

FORBEARANCE AGREEMENT - Page 10

                                       FLEET NATIONAL BANK

                                       By: /s/ DEBRA E. DELVECCHIO
                                           -------------------------------------
                                       Name: Debra E. Delvecchio
                                             -----------------------------------
                                       Title: Director
                                              ----------------------------------

FORBEARANCE AGREEMENT - Page 11

                                       IBM CREDIT CORPORATION

                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

FORBEARANCE AGREEMENT - Page 12

                                       UNION BANK OF CALIFORNIA, N.A.

                                       By: /s/ ALLAN B. MINER
                                           -------------------------------------
                                       Name: Allan B. Miner
                                             -----------------------------------
                                       Title: Vice President
                                              ----------------------------------

FORBEARANCE AGREEMENT - Page 13

                                       THE BANK OF NOVA SCOTIA

                                       By: /s/ N. BELL
                                           -------------------------------------
                                       Name: N. Bell
                                             -----------------------------------
                                       Title: Assistant Agent
                                              ----------------------------------

FORBEARANCE AGREEMENT - Page 14

                                       BANK AUSTRIA CREDITANSTALT
                                       CORPORATE FINANCE, INC.

                                       By: /s/ DIETER H. BOSHME
                                           -------------------------------------
                                       Name: Dieter H. Boshme
                                             -----------------------------------
                                       Title: Exec. V.P.
                                              ----------------------------------

                                       By: /s/ ARTHUR W. SEIDEL
                                           -------------------------------------
                                       Name: Arthur W. Seidel
                                             -----------------------------------
                                       Title: SVP
                                              ----------------------------------

FORBEARANCE AGREEMENT - Page 15

                                       COMERICA BANK

                                       By: /s/ T. BANCROFT MATTEI
                                           -------------------------------------
                                       Name: T. Bancroft Mattei
                                             -----------------------------------
                                       Title: Assistant Vice President
                                              ----------------------------------

FORBEARANCE AGREEMENT - Page 16

           REAFFIRMATION OF GUARANTY AND PLEDGE AND SECURITY AGREEMENT

     As a material inducement to Agent and the Lenders entering into this Agreement, each of the undersigned hereby (a) consents to the execution and delivery of the Forbearance Agreement (the "Agreement") to which this Reaffirmation of Guaranty and Pledge and Security Agreement is attached by the parties thereto, (b) that the Agreement shall not limit or diminish the obligations of each of the undersigned under their certain Loan Documents delivered in connection with the Credit Agreement, executed or joined in by each of the undersigned and delivered to Agent, (c) reaffirms its obligations under each of such Loan Documents, and (d) agrees that each of such Loan Documents remains in full force and effect and is hereby ratified and confirmed.

     Dated as of March 7, 2002.

                                       INTERVOICE GP, INC.

                                       By: /s/ ROB-ROY J. GRAHAM
                                           -------------------------------------
                                       Name: Rob-Roy J. Graham
                                             -----------------------------------
                                       Title: Chief Financial Officer
                                              ----------------------------------

                                       INTERVOICE LP, INC.

                                       By: /s/ ROB-ROY J. GRAHAM
                                           -------------------------------------
                                       Name: Rob-Roy J. Graham
                                             -----------------------------------
                                       Title: Chief Financial Officer
                                              ----------------------------------

                                       INTERVOICE ACQUISITION
                                       SUBSIDIARY, INC.

                                       By: /s/ ROB-ROY J. GRAHAM
                                           -------------------------------------
                                       Name: Rob-Roy J. Graham
                                             -----------------------------------
                                       Title: Chief Financial Officer
                                              ----------------------------------

FORBEARANCE AGREEMENT - Page 17

                                       INTERVOICE ACQUISITION
                                       SUBSIDIARY II, INC.

                                       By: /s/ ROB-ROY J. GRAHAM
                                           -------------------------------------
                                       Name: Rob-Roy J. Graham
                                             -----------------------------------
                                       Title: Chief Financial Officer
                                              ----------------------------------

                                       INTERVOICE LIMITED PARTNERSHIP

                                       By: InterVoice GP, Inc.

                                           By: /s/ ROB-ROY J. GRAHAM
                                               ---------------------------------
                                           Name: Rob-Roy J. Graham
                                                 -------------------------------
                                           Title: Chief Financial Officer
                                                  ------------------------------

                                       BVSI, INC.


                                       By: /s/ ROB-ROY J. GRAHAM
                                           -------------------------------------
                                       Name: Rob-Roy J. Graham
                                             -----------------------------------
                                       Title: Chief Financial Officer
                                              ----------------------------------

                                       BVS INVESTCO, INC.


                                       By: /s/ ROB-ROY J. GRAHAM
                                           -------------------------------------
                                       Name: Rob-Roy J. Graham
                                             -----------------------------------
                                       Title: Chief Financial Officer
                                              ----------------------------------

FORBEARANCE AGREEMENT - Page 18